FIRST AMENDMENT TO
TRANSITION SERVICES AGREEMENT
This First Amendment to the Transition Services Agreement (the “Amendment”) is entered into as of July 27, 2023, by and between Open Lending Corporation, a Delaware corporation (the “Company”), and John J. Flynn (the “Executive”).
RECITALS
WHEREAS, the Executive and the Company desire to amend the Transition Services Agreement, by and between Executive and the Company, dated as of October 6, 2022 (the “TSA”), as provided for herein;
WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the TSA; and
NOW, THEREFORE, in consideration and exchange for the foregoing, the parties hereto hereby amend the TSA as follows, effective as of the date first written above:
1.The first sentence of Section 2 of the TSA is hereby amended and restated in its entirety as follows:

2.    Consulting Period. Effective as of the day immediately following the Retirement Date and through December 31, 2024 (such period, the “Consulting Period” and such date, the “Consulting Period Termination Date”), Executive shall (1) assist with the onboarding of the Successor Chief Executive Officer, (2) assist with the transition of the roles, responsibilities and duties of the chief executive officer of the Company to the Successor Chief Executive Officer, (3) assist with key client management, and (4) provide any other transition services and support to the Successor Chief Executive Officer and the Company as mutually agreed by the Board of Directors of the Company (the “Board”), the Successor Chief Executive Officer and Executive (the “Consulting Services”).
2.Except as expressly amended by this Amendment, all of the terms of the TSA shall remain in full force and effect.

3.This Amendment may be executed in any number of counterparts, each of which shall be considered an original instrument, but all such counterparts shall together constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date and year first above written.

Open Lending Corporation

By:	/s/ Shubhi Rao
Name:	Shubhi Rao
Title:	Chair, Compensation Committee of the Board of Directors

/s/ John J. Flynn
John J. Flynn